SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

Xtrackers California Municipal Bond ETF (CA)
Xtrackers USD High Yield BB-B ex Financials ETF (BHYB)

Effective June 1, 2024, the following information replaces the existing disclosure contained under the “Portfolio Managers” sub-heading under the “MANAGEMENT” heading of each fund’s summary prospectus.
Benjamin Spalding, CESGA, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
Nancy Thai, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Please Retain This Supplement for Future Reference
May 31, 2024
PROSTKR24-48